Asset Retirement Obligations	12 Months Ended
Dec. 31, 2014
Asset Retirement Obligations

22    Asset retirement obligations

Asset retirement obligations are recorded in “Other long-term liabilities”. The majority of these liabilities are discounted at 6.25%. Accretion expense is included in “Depreciation and amortization” on the Consolidated Statements of Income.

(in millions of Canadian dollars)	2014	2013

Opening balance, January 1	$24	$23
Accretion	1	1
Liabilities settled	(1)	–
Revision to estimated cash flows	(1)	–

Closing balance, December 31	$ 23	$ 24

Upon the ultimate retirement of grain-dependent branch lines, the Company has to pay a fee, levied under the Canada Transportation Act, of $30,000 per mile of abandoned track. The undiscounted amount of the liability was $38 million at December 31, 2014 (2013 – $39 million), which, when present valued, was $20 million at December 31, 2014 (2013 – $21 million). The payments are expected to be made in the 2015 – 2044 period.

The Company also has a liability for a joint facility that will have to be settled upon retirement based on a proportion of use during the life of the asset. The estimate of the obligation at December 31, 2014, was $21 million (2013 – $20 million), which, when present valued, was $3 million at December 31, 2014 (2013 – $3 million). For purposes of estimating this liability, the payment related to the retirement of the joint facility is anticipated to be made in 30 years.